Income Taxes (Details) - Schedule of difference between statutory federal income tax rate and tax provision attributable to income (loss) from continuing operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Schedule of difference between statutory federal income tax rate and tax provision attributable to income (loss) from continuing operations [Abstract]
Computed expected federal tax expense	$ 4,235	$ 438
Decrease in valuation allowance	(1,098)	(546)
State income net of federal expense	278	242
Non-U.S. income taxed at different rates	234	(62)
Unrecognized tax expense (benefit)	309	(1,331)
Other		2
Income tax expense (benefit)	$ 3,958	$ (1,257)